UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

Centracan Incorporated
(Exact Name of Registrant As Specified In Charter)

Florida	000-52910	65-0736042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

555 Winderley Place, Suite 300 Orlando, FL 32751
(Address of Principal Executive Offices)

(407) 571-6846
(Registrant’s Telephone Number, Including Area Code)

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On July 15, 2010, the Board of Directors of Centracan Incorporated (the “Company”) dismissed Li & Company, PC, Skillman, New Jersey (“Li”), as the Company’s independent registered public accounting firm.

The reports of Li on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008, contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports for both years expressed a concern regarding the Company’s ability to continue as a going concern.

During the recent fiscal years ending ended December 31, 2009 and December 31, 2008 and the subsequent period through July 15, 2010, there have been no (i) disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Li’s satisfaction, would have caused Li to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Li with a copy of the above disclosures and requested that Li furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Li’s letter, dated July 26, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On July 15, 2010, the Board of Directors of the Company engaged Moss, Krusick & Associates, LLC of Winter Park (Orlando), Florida (“Moss, Krusick”) as the Company’s new independent public accounting firm.  Moss, Krusick was recently formed as a result of the split off of the securities practice of Berman Hopkins Wright & LaHam, CPAs and Associates, LLP (“Berman Hopkins”) into a new firm, Moss Krusick.  This was a result of the decision by Berman Hopkins, the auditors for EcoReady Corporation, the principal operating subsidiary of Registrant, to substantially end its securities practice.  The principals of Moss, Krusick are the same auditors who were engaged on the audit of EcoReady Corporation while at Berman Hopkins. The Company never engaged Berman Hopkins as its independent audit firm and Berman Hopkins has never provided any services to the Company and Li was the sole independent firm engaged by the Company prior to the decision to engage Moss, Krusick.

Moss, Krusick is not yet registered with the Public Company Accounting Oversight Board (”PCAOB”), but has filed its registration application with the PCAOB and anticipates completing the registration process in the near future.  Until such time as the PCAOB registration is completed, Moss, Krusick is unable to review or certify our public company filings.  Our next required filing is the Form 10-Q report for the quarter ended June 30, 2010, which must be filed on or before August 14, 2010.  In the unlikely event that Moss, Krusick has not yet received its PCAOB registration in time to review the financial statements contained in the Form 10-Q Report, we have made arrangements for another PCAOB registered audit firm to undertake such a review and any later reviews or certifications until the PCAOB registration of Moss, Krusick has been completed.  In that event, we will file a subsequent change of auditors prior to the filing of the 10-Q Report for the quarter ended June 30, 2010.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of Moss, Krusick, the Company had not either consulted Moss, Krusick or Berman Hopkins regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1    Letter of Li & Company, PC, dated July 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRACAN INCORPORATED

Dated: July 26, 2010	By:	/s/ Boris Rubizhevsky
Boris Rubizhevsky
Chief Executive Officer